EXHIBIT 10(ii)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT





THE JACKSON RIVERS COMPANY


           We hereby consent to the use of our report dated April 1, 2002, relating to the financials of The Jackson Rivers Company for 2001 in its annual report filed on Form 10-KSB in accordance with Rule 15d-2 under the Securities Exchange Act of 1934.




                                                         MICHAELSON & CO., CPA









West Palm Beach, Florida
June 27, 2002



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